UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

VPR BRANDS, LP

(Exact name of registrant as specified in its charter)

Delaware	000-54435	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1141 Sawgrass Corporate Parkway

Sunrise, FL 33323

(Address of principal executive offices)

(954) 715-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2022, VPR Brands, LP (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) by and between the Company on the one hand, and MONQ, LLC (“MONQ”) on the other hand. The Company previously filed a lawsuit in the United States District Court for the Middle District of Tennessee (Civil Action No. 3:21-cv-00172) alleging patent infringement of the Company’s U.S. Patent No. 8,205,622 (the “Patent”) by MONQ (the “Action”). Pursuant to the terms of the Settlement Agreement, the Company and MONQ agreed to settle the Action, and MONQ agreed to pay the Company $275,000 (the “Settlement Sum”) per the following schedule (the “Payment Schedule”):

$25,000	On or before October 10, 2022
$25,000	On or before November 1, 2022
$25,000	On or before December 1, 2022
$25,000	On or before January 1, 2023
$25,000	On or before February 1, 2023
$25,000	On or before March 1, 2023
$15,000	On or before April 1, 2023
$15,000	On or before May 1, 2023
$15,000	On or before June 1, 2023
$15,000	On or before July 1, 2023
$15,000	On or before August 1, 2023
$15,000	On or before September 1, 2023
$15,000	On or before October 1, 2023
$10,000	On or before November 1, 2023
$10,000	On or before December 1, 2023

In exchange for the Settlement Sum, the Company granted to MONQ a non-exclusive license through and including September 30, 2022 for MONQ’s use of the Patent and all related patents and applications. Failure to make a payment in accordance with the Payment Schedule will automatically result in a breach of the Settlement Agreement. To retain the non-exclusive license, MONQ must pay the outstanding balance in accordance with the Payment Schedule within 10 business days. Failure to make payment after 10 business days will result in revocation of the non-exclusive license.

Subject to full receipt of the Settlement Sum, the Company also granted to MONQ a non-exclusive and non-assignable license to the Patent to allow MONQ to continue to make, use, sell, offer for sale, import, export, supply, lease, distribute, purchase, perform, provide, display, transmit, or otherwise practice the Patent with respect to manufacturing, marketing and selling its devices.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

10.1	Settlement Agreement dated as of September 30, 2022, by and between VPR Brands, LP and MONQ, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2022	VPR BRANDS, LP

	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer

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